UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 9, 2024

Sprout Social, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39156	27-2404165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 South Dearborn St., Suite 700			60603
Chicago	,	Illinois
(Address of Principal Executive Offices)			(Zip Code)

(866) 878-3231
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	SPT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Executive Officer Transition

On April 9, 2024, Justyn Howard informed the Board of Directors (the “Board”) of Sprout Social, Inc. (the “Company”) that he will step down from the role of the Company’s Chief Executive Officer effective October 1, 2024 (the “Effective Date”). On April 11, 2024, the Board appointed Mr. Howard to the role of Executive Chair of the Board effective as of the Effective Date.

On April 11, 2024, the Board appointed Ryan Barretto, the Company’s current President, to succeed Mr. Howard as Chief Executive Officer effective as of the Effective Date. Additionally, at such time, it is expected that Mr. Barretto will be proposed to become a member of the Board.

Mr. Barretto, 45, has served as the Company’s President since December 2020. Prior to that, he served as the Company’s Senior Vice President, Global Sales since 2016. Before joining the Company, Mr. Barretto was Vice President of Global Sales, Pardot for Salesforce.com, Inc. (NYSE: CRM), a cloud-based software company, from November 2014 to June 2016 and the Area Vice President, Commercial Sales for Salesforce.com, Inc. from February 2012 to October 2014. Mr. Barretto holds a Bachelor’s degree in Business Administration from Wilfrid Laurier University and a Master’s degree in International Marketing from the University of Strathclyde. Mr. Barretto currently serves as a member of the board of directors of re:WORK TRAINING and FullStory.

The terms of Mr. Barretto’s compensation as Chief Executive Officer and Mr. Howard’s compensation as Executive Chair have not yet been determined. The Company will file an amendment to this Current Report on Form 8-K when such compensation information has been determined.

There are no other arrangements or understandings between Mr. Barretto and any other persons pursuant to which Mr. Barretto will be appointed as the Company’s Chief Executive Officer or member of the Board. Mr. Barretto does not have any family relationship with any of the Company’s directors or executive officers or any persons nominated or chosen by the Company to be a director or executive officer. Mr. Barretto does not have any direct or indirect interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPROUT SOCIAL, INC.

By:	/s/ Heidi Jonas
Name:	Heidi Jonas
Title:	General Counsel and Secretary
Date: April 15, 2024